                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2000


I. RECONCILIATION OF COLLECTION ACCOUNT:
       End of Period Collection Account Balance as of Prior Payment Date:                                                 701,604.58
       Available Funds:
                 Contract Payments due and received in this period                                                      4,717,086.25
                 Contract Payments due in prior period(s) and received in this period                                     325,887.67
                 Contract Payments received in this period for next period                                                107,936.08
                 Sales, Use and Property Tax, Maintenance, Late Charges                                                   142,129.15
                 Prepayment Amounts related to early termination in this period                                           479,898.40
                 Servicer Advance                                                                                         580,631.39
                 Proceeds received from recoveries on previously Defaulted Contracts                                            0.00
                 Transfer from Reserve Account                                                                             14,261.22
                 Interest earned on Collection Account                                                                     23,836.85
                 Interest earned on Affiliated Account                                                                      1,715.17
                 Proceeds from repurchase of Contracts per Contribution and Servicing Agreement
                   Section 5.03                                                                                                 0.00
                 Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
                   contract < Predecessor contract)                                                                             0.00
                 Amounts paid under insurance policies                                                                          0.00
                 Any other amounts                                                                                              0.00

                                                                                                                       -------------
       Total Available Funds                                                                                            7,094,986.76
       Less: Amounts to be Retained in Collection Account                                                                 513,366.47
                                                                                                                       -------------
       AMOUNT TO BE DISTRIBUTED                                                                                         6,581,620.29
                                                                                                                       =============


       DISTRIBUTION OF FUNDS:
                 1.  To Trustee -  Fees                                                                                         0.00
                 2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                           325,887.67
                 3.  To Noteholders (For Servicer Report immediately following the Final Additional
                        Closing Date)

                        a) Class A1 Principal and Interest                                                                      0.00
                        a) Class A2 Principal (distributed after A1 Note matures) and Interest                          4,252,977.27
                        a) Class A3 Principal (distributed after A2 Note matures) and Interest                            370,516.12
                        a) Class A4 Principal (distributed after A3 Note matures) and Interest                            595,956.85
                        b) Class B Principal and Interest                                                                  89,783.69
                        c) Class C Principal and Interest                                                                 180,526.90
                        d) Class D Principal and Interest                                                                 123,107.27
                        e) Class E Principal and Interest                                                                 165,505.52

                 4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                    0.00
                 5.  To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                        a) Residual Interest (Provided no Restricting or Amortization Event in effect)                     74,545.75
                        b) Residual Principal (Provided no Restricting or Amortization Event in effect)                   140,401.41
                        c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)          14,261.22
                 6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts           167,681.17
                 7.  To Servicer, Servicing Fee and other Servicing Compensations                                          80,469.45
                                                                                                                       -------------
       TOTAL FUNDS DISTRIBUTED                                                                                          6,581,620.29
                                                                                                                       =============

                                                                                                                       -------------
       End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}         513,366.47
                                                                                                                       =============

II.RESERVE ACCOUNT

Beginning Balance                                                                                                      $2,702,437.25
            - Add Investment Earnings                                                                                      14,261.22
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                    0.00
            - Less Distribution to Certificate Account                                                                     14,261.22
                                                                                                                       -------------
End of period balance                                                                                                  $2,702,437.25
                                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                              $2,702,437.25
                                                                                                                       =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2000


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                          Pool A                         148,666,937.64
                          Pool B                          40,167,561.59
                                                         --------------
                                                                                 188,834,499.23
Class A Overdue Interest, if any                                   0.00
Class A Monthly Interest - Pool A                            866,809.97
Class A Monthly Interest - Pool B                            234,198.97

Class A Overdue Principal, if any                                  0.00
Class A Monthly Principal - Pool A                         3,184,443.13
Class A Monthly Principal - Pool B                           933,998.17
                                                         --------------
                                                                                   4,118,441.30
Ending Principal Balance of the Class A Notes
                          Pool A                         145,482,494.51
                          Pool B                          39,233,563.42
                                                         --------------
                                                                                 --------------
                                                                                 184,716,057.93
                                                                                 ==============

-----------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                    Ending Principal
Original Face $237,814,000                    Original Face $237,814,000                   Balance Factor
      $ 4.629706                                     $ 17.317909                               77.672491%
-----------------------------------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                          Class A1                                            0.00
                          Class A2                                   24,685,499.23
                          Class A3                                   65,098,000.00
                          Class A4                                   99,051,000.00

                                                                     -------------

Class A Monthly Interest                                                                    188,834,499.23
                          Class A1 (Actual Number Days/360)                   0.00
                          Class A2                                      134,535.97
                          Class A3                                      370,516.12
                          Class A4                                      595,956.85

                                                                     -------------

Class A Monthly Principal
                          Class A1                                            0.00
                          Class A2                                    4,118,441.30
                          Class A3                                            0.00
                          Class A4                                            0.00

                                                                     -------------
                                                                                              4,118,441.30
Ending Principal Balance of the Class A Notes
                          Class A1                                            0.00
                          Class A2                                   20,567,057.93
                          Class A3                                   65,098,000.00
                          Class A4                                   99,051,000.00
                                                                     -------------
                                                                                            --------------
                                                                                            184,716,057.93
                                                                                            ==============

Class A2
-------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                      Ending Principal
Original Face $42,182,000                     Original Face $42,182,000                      Balance Factor
               $ 3.189417                            $ 97.635041                               48.757901%
-------------------------------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2000


V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                          Pool A                      2,534,370.65
                                          Pool B                        684,751.49
                                                                      -------------
                                                                                           3,219,122.14

           Class B Overdue Interest, if any                                   0.00
           Class B Monthly Interest - Pool A                             15,417.42
           Class B Monthly Interest - Pool B                              4,165.57
           Class B Overdue Principal, if any                                  0.00
           Class B Monthly Principal - Pool A                            54,280.28
           Class B Monthly Principal - Pool B                            15,920.42
                                                                      -------------
                                                                                              70,200.70
           Ending Principal Balance of the Class B Notes
                                          Pool A                      2,480,090.37
                                          Pool B                        668,831.07
                                                                      -------------
                                                                                           -------------
                                                                                           3,148,921.44
                                                                                           =============

-------------------------------------------------------------------------------------------------------------
   Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
   Original Face $4,054,000                 Original Face $4,054,000                         Balance Factor
        $ 4.830535                               $ 17.316404                                   77.674431%
-------------------------------------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes
                                          Pool A                       5,067,960.30
                                          Pool B                       1,369,284.00
                                                                       ------------
                                                                                           6,437,244.30

           Class C Overdue Interest, if any                                    0.00
           Class C Monthly Interest - Pool A                              31,590.29
           Class C Monthly Interest - Pool B                               8,535.20
           Class C Overdue Principal, if any                                   0.00
           Class C Monthly Principal - Pool A                            108,560.56
           Class C Monthly Principal - Pool B                             31,840.85
                                                                       ------------
                                                                                             140,401.41
           Ending Principal Balance of the Class C Notes
                                          Pool A                       4,959,399.74
                                          Pool B                       1,337,443.15
                                                                       ------------
                                                                                           ------------
                                                                                           6,296,842.89
                                                                                           ============

------------------------------------------------------------------------------------------------------------
  Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
  Original Face $8,107,000                 Original Face $8,107,000                         Balance Factor
      $ 4.949487                                  $ 17.318541                                  77.671677%
------------------------------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2000


VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                          Pool A                       3,378,900.53
                                          Pool B                         912,929.00
                                                                       ------------
                                                                                            4,291,829.53

           Class D Overdue Interest, if any                                    0.00
           Class D Monthly Interest - Pool A                              23,229.94
           Class D Monthly Interest - Pool B                               6,276.39
           Class D Overdue Principal, if any                                   0.00
           Class D Monthly Principal - Pool A                             72,373.71
           Class D Monthly Principal - Pool B                             21,227.23
                                                                       ------------
                                                                                               93,600.94
           Ending Principal Balance of the Class D Notes
                                          Pool A                       3,306,526.82
                                          Pool B                         891,701.77
                                                                       ------------
                                                                                            ------------
                                                                                            4,198,228.59
                                                                                            ============

---------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                 Principal Paid Per $1,000                 Ending Principal
Original Face $5,405,000                 Original Face $5,405,000                  Balance Factor
    $ 5.459080                                $ 17.317473                            77.673054%
---------------------------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                                          Pool A                         4,223,430.43
                                          Pool B                         1,141,106.48
                                                                         -------------
                                                                                             5,364,536.91

           Class E Overdue Interest, if any                                      0.00
           Class E Monthly Interest - Pool A                                38,186.85
           Class E Monthly Interest - Pool B                                10,317.50
           Class E Overdue Principal, if any                                     0.00
           Class E Monthly Principal - Pool A                               90,467.13
           Class E Monthly Principal - Pool B                               26,534.04
                                                                         -------------
                                                                                               117,001.17
           Ending Principal Balance of the Class E Notes
                                          Pool A                         4,132,963.30
                                          Pool B                         1,114,572.44
                                                                         -------------
                                                                                             -------------
                                                                                             5,247,535.74
                                                                                             =============

------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
Original Face $6,756,000                 Original Face $6,756,000                         Balance Factor
     $ 7.179448                                  $ 17.318113                                  77.672228%
------------------------------------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2000

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                          Pool A                                 5,068,526.30
                                          Pool B                                 1,369,442.70
                                                                                -------------
                                                                                                                   6,437,969.00

           Residual Interest - Pool A                                               58,688.95
           Residual Interest - Pool B                                               15,856.80
           Residual Principal - Pool A                                             108,560.56
           Residual Principal - Pool B                                              31,840.85
                                                                                -------------
                                                                                                                     140,401.41
           Ending Residual Principal Balance
                                          Pool A                                 4,959,965.74
                                          Pool B                                 1,337,601.85
                                                                                -------------
                                                                                                                   ------------
                                                                                                                   6,297,567.59
                                                                                                                   ============

X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                          80,469.45
            - Servicer Advances reimbursement                                                                        325,887.67
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                        167,681.17
                                                                                                                   ------------
           Total amounts due to Servicer                                                                             574,038.29
                                                                                                                   ============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2000


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE


POOL A
    Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
       beginning of the related Collection Period                                                                   168,940,125.86

    Aggregate Discounted Contract Balance of Additional Contracts acquired during
       Collection Period                                                                                                      0.00

    Decline in Aggregate Discounted Contract Balance                                                                  3,618,685.37

    Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                               ----------------
       ending of the related Collection Period                                                                      165,321,440.49
                                                                                                                   ================


    Components of Decline in Aggregate Discounted Contract Balance:
        - Principal portion of Contract Payments  and Servicer Advances                            3,124,596.15

        - Principal portion of Prepayment Amounts                                                    494,089.22

        - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

        - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
               Contracts during the Collection Period                                                      0.00

        - Aggregate Discounted Contract Balance of Substitute Contracts added during
               Collection Period                                                                           0.00

        - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
               during Collection Period                                                                    0.00

                                                                                                   -------------
                                    Total Decline in Aggregate Discounted Contract Balance         3,618,685.37
                                                                                                   =============


POOL B

    Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
       beginning of the related Collection Period                                                                    45,645,075.22

    Aggregate Discounted Contract Balance of Additional Contracts acquired during
       Collection Period                                                                                                      0.00

    Decline in Aggregate Discounted Contract Balance                                                                  1,061,361.56

    Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                               ----------------
       ending of the related Collection Period                                                                       44,583,713.66
                                                                                                                   ================


    Components of Decline in Aggregate Discounted Contract Balance:
        - Principal portion of Contract Payments  and Servicer Advances                            1,061,361.56

        - Principal portion of Prepayment Amounts                                                          0.00

        - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

        - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
               Contracts during the Collection Period                                                      0.00

        - Aggregate Discounted Contract Balance of Substitute Contracts added during
               Collection Period                                                                           0.00

        - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
               during Collection Period                                                                    0.00

                                                                                                   -------------
                                    Total Decline in Aggregate Discounted Contract Balance         1,061,361.56
                                                                                                   =============

                                                                                                                   ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   209,905,154.15
                                                                                                                   ================

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT

                     FOR THE PAYMENT DATE DECEMBER 13, 2000

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

            POOL A                                                                                               Predecessor
                                                                                Discounted          Predecessor  Discounted
            Lease #             Lessee Name                                     Present Value       Lease #      Present Value
            ---------------------------------------------------------           ----------------    -----------  ---------------
                                NONE

                                                                                ----------------                 ---------------
                                                                       Totals:             $0.00                           $0.00

            a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                       $0.00
            b) ADCB OF POOL A AT CLOSING DATE                                                                    $211,061,551.13
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
YES    [ ]                   NO     [X]

      POOL B                                                                                                         Predecessor
                                                                                       Discounted      Predecessor   Discounted
      Lease #             Lessee Name                                                  Present Value   Lease #       Present Value
      ---------------------------------------------------------------                  -------------   ----------    ---------------
                          NONE

                                                                                       -------------                 ---------------
                                                                       Totals:                 $0.00                          $0.00


      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                $0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                                              $59,182,173.57
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING
          AGENCY APPROVES)                                                                                                     0.00%

    * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE
      SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
    Servicing Agreement Section 7.02                                                                     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
YES    [ ]                   NO     [X]

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT

                     FOR THE PAYMENT DATE DECEMBER 13, 2000

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

            POOL A - NON-PERFORMING                                                                                Predecessor
                                                                                      Discounted      Predecessor  Discounted
            Lease #        Lessee Name                                                Present Value   Lease #      Present Value
            ---------------------------------------------------------                 -------------   -----------  ---------------
                           None

                                                                                      -------------                ---------------
                                                                       Totals:                $0.00                          $0.00

            a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING
               CONTRACTS                                                                                                      0.00
            b) ADCB OF POOL A AT CLOSING DATE                                                                      $211,061,551.13
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
YES    [ ]                   NO     [X]



            POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                            Predecessor
                                                                                    Discounted        Predecessor    Discounted
            Lease #        Lessee Name                                              Present Value     Lease #        Present Value
            ---------------------------------------------------------               -------------     -----------    --------------
                           None

                                                                                    -------------                    --------------
                                                                       Totals:              $0.00                             $0.00

            a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS
               SUBSTITUTED                                                                                                    $0.00
            b) ADCB OF POOL B AT CLOSING DATE                                                                        $59,182,173.57
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                   0.00%

          * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
            (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE
            OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
YES    [ ]                   NO     [X]

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT

                     FOR THE PAYMENT DATE DECEMBER 13, 2000

XV.    POOL PERFORMANCE MEASUREMENTS

1.          AGGREGATE DISCOUNTED CONTRACT BALANCE

            CONTRACTS DELINQUENT > 90 DAYS                       TOTAL OUTSTANDING CONTRACTS
            This Month                         2,152,253.13      This Month                          209,905,154.15
            1 Month Prior                      2,608,325.07      1 Month Prior                       214,585,201.08
            2 Months Prior                       487,229.58      2 Months Prior                      218,778,592.32

            Total                              5,247,807.78      Total                               643,268,947.55

            a) 3 MONTH AVERAGE                 1,749,269.26      b) 3 MONTH AVERAGE                  214,422,982.52

            c) a/b                                    0.82%

2.          Does a Delinquency Condition Exist (1c > 6% )?
               YES    [ ]                   NO     [X]

3.          Restricting Event Check

            A. A Delinquency Condition exists for current period?
               YES    [ ]                   NO     [X]

            B. An Indenture Event of Default has occurred and is then
               continuing?
               YES    [ ]                   NO     [X]

4.          Has a Servicer Event of Default occurred?
               YES    [ ]                   NO     [X]

5.          Amortization Event Check

            A. Is 1c  > 8% ?
               YES    [ ]                   NO     [X]

            B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation not remedied within 90 days?

               YES    [ ]                   NO     [X]

            C. As of any Determination date, the sum of all defaulted contracts since the Closing date exceeds 6% of the ADCB on the Closing
               Date?
               YES    [ ]                   NO     [X]

6.          Aggregate Discounted Contract Balance at Closing Date
             Balance $270,243,724.70


            DELINQUENT LEASE SUMMARY

              Days Past Due       Current Pool Balance           # Leases
                    31 - 60          8,822,648.05                   36
                    61 - 90          2,147,751.32                   13
                   91 - 180          2,152,253.13                   12


            Approved By:
            Lisa J. Cruikshank
            Vice President